1. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13D/A, and any amendments thereto, be filed on their behalf by Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 19, 2005

                                Andronico Luksic Abaroa
                                Luksburg Foundation
                                Dolberg Finance Corporation Establishment
                                Lanzville Investment Establishment
                                Ruana Copper Corporation Establishment
                                Geotech Establishment
                                Andsberg Ltd.
                                Andsberg Inv. Ltd.
                                Andsberg Inversiones Ltda.


                                By:   /s/ Andronico Luksic Abaroa
                                    --------------------------------------
                                Name: Andronico Luksic Abaroa
                                Title: Attorney-in-fact

                                Power Of Attorney



The undersigned, Luksburg Foundation, a foundation whose address is Heiligkreuz 6, FL-9490 Vaduz, Liechtenstein, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                LUKSBURG FOUNDATION


                                By:   /s/ Andronico Luksic Abaroa
                                Name: Andronico Luksic Abaroa


                                By:   /s/ Guillermo Luksic Craig
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Dolberg Finance Corporation Establishment, an establishment whose address is Heiligkreuz 6, FL-9490 Vaduz, Liechtenstein, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, piso 10, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                DOLBERG FINANCE CORPORATION ESTABLISHMENT


                                By:   /s/ Andronico Luksic Abaroa
                                    ----------------------------------------
                                Name: Andronico Luksic Abaroa


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                --------------------------------------------
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Lanzville Investment Establishment, an establishment whose address is Heiligkreuz 6, FL-9490 Vaduz, Liechtenstein, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                LANZVILLE INVESTMENT ESTABLISHMENT


                                By:   /s/ Andronico Luksic Abaroa
                                Name: Andronico Luksic Abaroa


                                By:   /s/ Guillermo Luksic Craig
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Ruana Copper Corporation Establishment, an establishment whose address is Heiligkreuz 6, FL-9490 Vaduz, Liechtenstein, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                RUANA COPPER CORPORATION ESTABLISHMENT


                                By:   /s/ Andronico Luksic Abaroa
                                    ----------------------------------------
                                Name: Andronico Luksic Abaroa


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                --------------------------------------------
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Geotech Establishment, an establishment whose address is Heiligkreuz 6, FL-9490 Vaduz, Liechtenstein, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                GEOTECH ESTABLISHMENT


                                By:   /s/ Andronico Luksic Abaroa
                                    ----------------------------------------
                                Name: Andronico Luksic Abaroa


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                --------------------------------------------
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Andsberg Ltd., a limited liability company whose address is 22 Grenville Street, St. Helier, Jersey, Channel Islands JE48PX, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                ANDSBERG LTD.


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                --------------------------------------------
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Andsberg Inv. Ltd., a limited liability company whose address is 22 Grenville Street, St. Helier, Jersey, Channel Islands JE48PX, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                ANDSBERG INV. LTD.


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                --------------------------------------------
                                Name: Ramon Jara Araya

                                Power Of Attorney

The undersigned, Andsberg Inversiones Ltda., a limited liability partnership whose address is Ahumada 11, Oficina 206, Santiago, Chile, does hereby appoint Andronico Luksic Abaroa, whose address is Ahumada 11, Oficina 206, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                ANDSBERG INVERSIONES LTDA.


                                By:   /s/ Andronico Luksic Abaroa
                                    ----------------------------------------
                                Name: Andronico Luksic Abaroa


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Ramon Jara Araya
                                --------------------------------------------
                                Name: Ramon Jara Araya

      2. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13D/A, and any amendments thereto, be filed on their behalf by Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 19, 2005

                                Guillermo Luksic Craig
                                Nicolas Luksic Puga
                                Inmobiliaria e Inversiones Rio Claro S.A.


                                By:   /s/ Mario Garrido Taraba
                                    ----------------------------------------
                                Name: Mario Garrido Taraba
                                Title: Attorney-in-fact

                                Power Of Attorney

The undersigned, Guillermo Luksic Craig, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Guillermo Luksic Craig
                                    ----------------------------------------
                                Name: Guillermo Luksic Craig


                                WITNESS:


                                /s/ Manuel Jose Noguera Eyzaguirre
                                --------------------------------------------
                                Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Nicolas Luksic Puga, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Nicolas Luksic Puga
                                    ----------------------------------------
                                Name: Nicolas Luksic Puga


                                WITNESS:


                                /s/ Alessandro Bizzarri Carvallo
                                --------------------------------------------
                                Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Inmobiliaria e Inversiones Rio Claro S.A., a holding company whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                INMOBILARIA E INVERSIONES
                                RIO CLARO S.A.


                                By:   /s/ Mario Garrido Taraba
                                Name: Mario Garrido Taraba


                                WITNESS:

                                /s/ Alessandro Bizzarri Carvallo
                                --------------------------------------------
                                Name: Allesandro Bizzarri Carvallo

      3. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13D/A, and any amendments thereto, be filed on their behalf by Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 19, 2005

                                Andronico Luksic Craig
                                Patricia Lederer Tcherniak
                                Inversiones Consolidadas S.A.
                                Andronico Luksic Lederer
                                Davor Luksic Lederer
                                Max Luksic Lederer
                                Dax Luksic Lederer
                                Inversiones Salta S.A.

                                By:   /s/ Rodrigo Terre Fontbona
                                    ----------------------------------------
                                Name: Rodrigo Terre Fontbona
                                Title: Attorney-in-fact

                                Power Of Attorney

The undersigned, Andronico Luksic Craig, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Andronico Luksic Craig
                                    ----------------------------------------
                                Name: Andronico Luksic Craig


                                WITNESS:


                                /s/ Manuel Jose Noguera Eyzaguirre
                                --------------------------------------------
                                Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Patricia Lederer Tcherniak
                                    ----------------------------------------
                                Name: Patricia Lederer Tcherniak


                                WITNESS:


                                /s/ Manuel Jose Noguera Eyzaguirre
                                --------------------------------------------
                                Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Consolidadas S.A., a holding company whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                INVERSIONES CONSOLIDADAS S.A.


                                By:   /s/ Mario Garrido Taraba
                                    ----------------------------------------
                                Name: Mario Garrido Taraba


                                By:   /s/ Rodrigo Terre Fontbona
                                    ----------------------------------------
                                Name: Rodrigo Terre Fontbona


                                WITNESS:


                                /s/ Alessandro Bizzarri Carvallo
                                --------------------------------------------
                                Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Andronico Luksic Lederer, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Andronico Luksic Lederer
                                    ----------------------------------------
                                Name: Andronico Luksic Lederer


                                WITNESS:


                                /s/ Alessandro Bizzarri Carvallo
                                --------------------------------------------
                                Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Davor Luksic Lederer, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Davor Luksic Lederer
                                    ----------------------------------------
                                Name: Davor Luksic Lederer


                                WITNESS:


                                /s/ Alessandro Bizzarri Carvallo
                                --------------------------------------------
                                Name: Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Max Luksic Lederer (minor), son of Andronico Luksic Craig and Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Andronico Luksic Craig
                                    ----------------------------------------
                                Name: Andronico Luksic Craig
                                      Father of Max Luksic Lederer


                                WITNESS:


                                /s/ Manuel Jose Noguera Eyzaguirre
                                --------------------------------------------
                                Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Dax Luksic Lederer (minor), son of Andronico Luksic Craig and Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.


                                By:   /s/ Andronico Luksic Craig
                                    ----------------------------------------
                                Name: Andronico Luksic Craig
                                      Father of Dax Luksic Lederer


                                WITNESS:


                                /s/ Manuel Jose Noguera Eyzaguirre
                                --------------------------------------------
                                Name: Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Salta S.A., a holding company whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, piso 18, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Banco de Chile common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                Signed as of the 19th day of April 2005.

                                INVERSIONES SALTA S.A.


                                By:   /s/ Mario Garrido Taraba
                                    ----------------------------------------
                                Name: Mario Garrido Taraba


                                By:   /s/ Rodrigo Terre Fontbona
                                    ----------------------------------------
                                Name: Rodrigo Terre Fontbona


                                WITNESS:


                                /s/ Alessandro Bizzarri Carvallo
                                --------------------------------------------
                                Name: Alessandro Bizzarri Carvallo